UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

HSN, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 HSN Drive, St. Petersburg, Florida 33729		33729
(Address of principal executive offices)		(Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2009, the shareholders of HSN, Inc. (the “Company”) approved the Company’s Second Amended and Restated 2008 Stock and Annual Incentive Plan (the “Plan”). The Plan increases the number of shares available for issuance under the Plan from 5,000,000 to 8,000,000.

A description of the terms of the Plan was previously disclosed in the Company’s proxy statement for its 2009 annual meeting of shareholders, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on April 10, 2009, which description is incorporated by reference herein. In addition, a copy of the Plan was filed as Exhibit 10.23 to the Company’s Post-Effective Amendment No. 2 to Registration Statement which was filed with the SEC on May 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, Inc.

Dated: May 26, 2009	By:	/s/ Linda C. Frazier
Linda C. Frazier Vice President and Assistant Secretary